EATON VANCE SHORT DURATION INFLATION-PROTECTED INCOME FUND

(the “Fund”)

Supplement to Statutory Prospectus and Statement of Additional Information (“SAI”)
dated March 1, 2025

and as may be supplemented and/or revised from time to time

1.	The following replaces “Portfolio Managers” under “Management” in “Fund Summary” in the Fund’s Statutory Prospectus:

Alexander Bouzalis, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since September 2, 2025.

Brian S. Ellis, CFA, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since December 2019.

Michael Rosborough, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since September 2, 2025.

2.	The following replaces the seventh paragraph under “Management” in “Management and Organization” in the Fund’s Statutory Prospectus:

The Fund is managed by Alexander Bouzalis, Brian S. Ellis, CFA, and Michael Rosborough. Mr. Ellis has managed the Fund since December 2019. Messrs. Bouzalis and Rosborough have managed the Fund since September 2, 2025. Messrs. Bouzalis, Ellis and Rosborough are Managing Directors of Morgan Stanley and Vice Presidents of Eaton Vance. Messrs. Bouzalis, Ellis and Rosborough manage other funds and portfolios and have been employees of the Morgan Stanley organization for more than five years.

3.	The following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services” in the Fund’s SAI:
	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Alexander Bouzalis(1)(2)
Registered Investment Companies(3)	0	$0	0	$0
Other Pooled Investment Vehicles	5	$9,231.8	0	$0
Other Accounts	12	$9,407.7	5	$4,700.7
Brian S. Ellis, CFA(2)
Registered Investment Companies(3)	19	$21,024	0	$0
Other Pooled Investment Vehicles	4	$832.9	0	$0
Other Accounts	23	$3,671.5	0	$0
Michael Rosborough(1)(2)
Registered Investment Companies(3)	0	$0	0	$0
Other Pooled Investment Vehicles	5	$9,231.8	0	$0
Other Accounts	10	$8,235.5	5	$4,700.7

(1) As of July 31, 2025.

(2) This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(3) Includes the Fund and the Portfolios, if applicable.

The following table shows the dollar range of equity securities beneficially owned (or held notionally through IMAP) in a Fund by its portfolio manager(s) as of the Fund’s most recent fiscal year ended October 31, 2024 and in the Eaton Vance family of funds as of December 31, 2024. Interests in a Portfolio cannot be purchased by a portfolio manager.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Alexander Bouzalis(1)	None	None
Brian S. Ellis, CFA	$1 - $10,000	$500,001 - $1,000,000
Michael Rosborough(1)	None	None

(1) As of July 31, 2025.

September 2, 2025	48647-00 9.2.25